GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Global Equity Fund

(the “Fund”)

Supplement dated June 1, 2018 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2018, as supplemented

Effective June 4, 2018, Scharf Investments, LLC (“Scharf”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to Scharf in the Prospectus and SAI are hereby deleted in their entirety as of that date. Although Scharf will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from Scharf prior to that date.

This Supplement should be retained with your Prospectus and SAI for future reference.

SMACPMCHGSTK 05-18